Exhibit 32.2
                                                                  ------------

                            CERTIFICATION PURSUANT TO
                            18 U.S.C., SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-KSB of Arkona, Inc. (the "Company") for the year ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Leland H. Boardman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Leland H. Boardman
Leland H. Boardman
Chief Financial Officer
June 29, 2006